UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2023

7GC & Co. Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

388 Market Street, Suite 1300 San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

(628) 400-9284

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, par value $0.0001 per share, and one-half Redeemable Warrant	VIIAU	The Nasdaq Stock Market LLC
Shares of Class A common stock, par value $0.0001 per share	VII	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	VIIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Agreement.

On August 4, 2023, 7GC & Co. Holdings Inc. (“7GC”) and Banzai International, Inc. (“Banzai”) entered into an amendment (the “Amendment”) to their previously disclosed Agreement and Plan of Merger and Reorganization, dated as of December 8, 2022 (as amended, the “Merger Agreement”), among 7GC, Banzai and the other parties thereto, pursuant to which 7GC and Banzai agreed to enter into a business combination transaction (the “Business Combination”). Upon consummation of the Business Combination, Banzai will become a wholly owned subsidiary of 7GC, 7GC will change its name to Banzai International, Inc. and the securities of the combined company are expected to be listed on the Nasdaq Capital Market.

As previously disclosed in the Current Report on Form 8-K filed by 7GC with the Securities and Exchange Commission (the “SEC”) on December 8, 2022, prior to the execution and delivery of the Merger Agreement, on December 8, 2022, Banzai entered into that certain Agreement and Plan of Merger (the “Hyros Purchase Agreement”) with a direct, wholly owned subsidiary of Banzai (the “Hyros Merger Sub”), Hyros Inc. (“Hyros”) and the stockholder representative party thereto, pursuant to which Hyros Merger Sub would have merged with and into Hyros, and Hyros would have continued as the surviving company and as a wholly owned subsidiary of Banzai (the “Hyros Acquisition”). On August 1, 2023, Banzai and Hyros agreed to terminate the Hyros Purchase Agreement. No termination fee was paid or is payable in connection with such termination of the Hyros Purchase Agreement.

Pursuant to the Amendment, 7GC and Banzai agreed to amend the terms and conditions of the Merger Agreement as follows:

●	the closing (the “Closing”) of the transactions contemplated by the Merger Agreement (the “Transactions”) is no longer conditioned upon the consummation of the Hyros Acquisition;

●	the value of the total consideration payable to Banzai stockholders (which will consist solely of newly issued shares of 7GC common stock) is reduced from $293.0 million to $100.0 million, with no post-closing “earn-out” or other future contingent consideration;

●	the “Termination Date” upon which either party may terminate the Merger Agreement for any reason (subject to certain conditions set forth in the Merger Agreement) if the closing of the Transactions has not yet occurred is extended from September 8, 2023 to December 28, 2023;

●	the $100.0 million minimum aggregate transaction proceeds condition is replaced with a $5.0 million minimum net cash condition, pursuant to which Banzai’s obligation to consummate the Transactions is subject to a condition that the “Net Transaction Proceeds” (as defined below) equal or exceed $5.0 million, with “Net Transaction Proceeds” being defined as being an amount equal to (i) the sum of (A) the cash proceeds to be received by 7GC at Closing from the trust account established in connection with 7GC’s initial public offering (“IPO”) (after giving effect to redemptions by 7GC stockholders), (B) the cash proceeds to be received by 7GC or any of Banzai or its subsidiaries from any financing, whether equity of debt, at or immediately following the Closing, and (C) the unrestricted cash on the balance sheet of Banzai as of immediately prior to the Closing, minus (ii) the 7GC Transaction Expenses (as defined in the Amendment), minus (iii) the Company Expenses (as defined in the Amendment);

●	the conversion formula for the conversion of Banzai SAFE Rights (as defined below) into shares of 7GC Class A common stock upon Closing is revised to provide that each right (each, a “SAFE Right”) pursuant to certain existing Banzai Simple Agreements for Future Equity (each, a “SAFE Agreement”) that is outstanding immediately prior to the Closing will be cancelled and converted into the right to receive a number of newly issued shares of 7GC Class A common stock equal to (i) the SAFE Purchase Amount (as defined in the applicable SAFE Agreement that governs such SAFE Right) in respect of such SAFE Right, divided by the SAFE Conversion Price (the Valuation Cap Price as defined in the applicable SAFE Agreement that governs such SAFE Right) in respect of such SAFE Right, multiplied by (ii) the Exchange Ratio;

●	the deadline for Banzai to deliver its PCAOB audited financial statements to 7GC for inclusion in 7GC’s Registration Statement on Form S-4 in connection with the Transactions is extended to August 31, 2023; and

●	the form of Amended and Restated Registration Rights Agreement to be entered into at Closing by 7GC, 7GC & Co. Holdings LLC (the “Sponsor”) and certain stockholders of the Company is amended and restated in its entirety, to be in the form attached as Exhibit B to the Amendment.

The form of Amended and Restated Registration Rights Agreement was amended and restated to amend the lock-up period that will be applicable to the Sponsor and certain other parties holding the 5,750,000 shares of 7GC’s Class B common stock issued in connection with 7GC’s initial public offering from (x) the earlier of (A) one year after the date of Closing, (B) the first date the closing price of 7GC’s common stock equals or exceeds $12.00 per share for any 20 trading days within any 30 trading day period commencing at least 150 days after the date of Closing, and (C) the date on which 7GC completes a liquidation, merger, or other reorganization or similar transaction that results in all of 7GC’s stockholders having the right to exchange their shares of 7GC common stock for cash, securities or other property to (y) the earlier of (A) 180 days after the Closing or (B) the date on which 7GC completes a liquidation, merger, or other reorganization or similar transaction that results in all of 7GC’s stockholders having the right to exchange their shares of 7GC common stock for cash, securities or other property. The foregoing description of the Amended and Restated Registration Rights Agreement is not complete and is qualified in its entirety by reference to the form of Amended and Restated Registration Rights Agreement, a form of which is filed as Exhibit 10.2 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Concurrently with the execution and delivery of the Amendment, on August 4, 2023, 7GC entered into an Amended and Restated Company Support Agreement (the “Amended and Restated Company Support Agreement”) with Banzai and certain stockholders of Banzai set forth on Schedule I thereto (the “Company Stockholders”), pursuant to which the Company Stockholders reiterated their agreement not to (i) sell, assign, offer, exchange, transfer, pledge, dispose of, permit to exist any lien, security interest, or similar encumbrance with respect to, or otherwise encumber, any of the shares held by the Company Stockholders set forth on Schedule I thereto (the “Subject Shares”), (ii) deposit any Subject Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with the Amended and Restated Company Support Agreement, (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer or other disposition of the Subject Shares, or (iv) take any action that would have the effect of preventing, impeding, interfering or adversely affecting such Company Stockholder’s ability to perform its obligations under the Amended and Restated Company Support Agreement. Additionally, each Company Stockholder, during the period commencing on the date of the Amended and Restated Company Support Agreement until the Closing or termination of the Merger Agreement, reiterated its agreement that, at any meeting of the stockholders of Banzai, and in any action by written consent of the stockholders of Banzai, such Company Stockholder will, if a meeting is held, appear at the meeting and vote or provide consent, in person or by proxy, to vote all of its, his or her Subject Shares: (a) to approve and adopt the Merger Agreement and the Transactions; (b) in any other circumstances upon which a consent or other approval is required under the governing documents of Banzai or Banzai stockholder agreements or otherwise sought with respect to, or in connection with, the Merger Agreement or the Transactions, to vote, consent or approve (or cause to be voted, consented or approved) with respect to all of such Company Stockholder’s Subject Shares held at such time in favor thereof; and (c) to vote, consent or disapprove (or cause to be voted, consented or disapproved) with respect to all of such Company Stockholder’s Subject Shares held at such time against any 7GC Competing Transaction (as defined in the Merger Agreement) or any proposal, action or agreement that would impede, interfere, frustrate, delay, postpone, prevent or nullify any provision of the Amended and Restated Company Support Agreement, the Merger Agreement or the Transactions.

The foregoing description of the Amended and Restated Company Support Agreement is not complete and is qualified in its entirety by reference to the Amended and Restated Company Support Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Concurrently with the execution and delivery of the Amendment, on August 4, 2023, the Sponsor entered into a Sponsor Forfeiture Agreement (the “Sponsor Forfeiture Agreement”) with 7GC and Banzai, pursuant to which, contingent upon Closing, the Sponsor agreed to forfeit all 7,350,000 of its private placement warrants to purchase shares of 7GC’s Class A common stock, exercisable at $11.50 per share (the “Forfeited Private Placement Warrants”), acquired by the Sponsor in December 2020 in connection with the 7GC initial public offering. At the Closing, the Forfeited Private Placement Warrants shall be transferred from the Sponsor to 7GC for cancellation in exchange for no consideration and 7GC shall retire and cancel all of the Forfeited Private Placement Warrants.

The foregoing description of the Sponsor Forfeiture Agreement is not complete and is qualified in its entirety by reference to the Sponsor Forfeiture Agreement, which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 7, 2023, 7GC and Banzai issued a joint press release announcing the execution of the Amendment and the Sponsor Forfeiture Agreement, which is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of 7GC under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Amendment to Agreement and Plan of Merger, dated as of August 4, 2023, by and between 7GC & Co. Holdings Inc. and Banzai International, Inc.
10.1	Amended and Restated Company Support Agreement, dated as of August 4, 2023, by and among 7GC & Co. Holdings Inc., Banzai International, Inc. and the stockholders of Banzai International, Inc. party thereto.
10.2	Form of Amended and Restated Registration Rights Agreement.
10.3	Sponsor Forfeiture Agreement, dated as of August 4, 2023, by and 7GC & Co. Holdings Inc., 7GC & Co Holdings LLC and Banzai International, Inc.
99.1	Press Release, dated August 7, 2023, issued by 7GC & Co. Holdings Inc. and Banzai International, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Forward-Looking Statements

Certain statements included in this Current Report are not historical facts but are forward-looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) references with respect to the anticipated benefits of the Business Combination and anticipated closing timing; (2) the sources and uses of funds for the Business Combination, (3) the anticipated capitalization and enterprise value of the combined company following the consummation of the Business Combination; and (4) current and future potential commercial and customer relationships. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of 7GC’s and Banzai’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of 7GC and Banzai. These forward-looking statements are subject to a number of risks and uncertainties, including: the inability of the parties to timely or successfully complete the Business Combination, including due to redemptions by 7GC’s public stockholders, the failure to satisfy the minimum net cash closing condition, the failure to maintain the Nasdaq listing of 7GC’s securities, the failure to obtain certain regulatory approvals or the satisfaction of other conditions to closing in the Merger Agreement; changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required stockholder or regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; failure to realize the anticipated benefits of the Business Combination; risks relating to the uncertainty of the projected financial information with respect to Banzai; Banzai’s ability to successfully and timely develop, sell and expand its technology and products, and otherwise implement its growth strategy; risks relating to Banzai’s operations and business, including information technology and cybersecurity risks, loss of customers and deterioration in relationships between Banzai and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Banzai as a result of the announcement and consummation of the Business Combination; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the amount of redemption requests made by 7GC’s stockholders; the impact of geopolitical, macroeconomic and market conditions, including the COVID-19 pandemic; the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in 7GC’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, 7GC’s Annual Report on Form 10-K for the year ended December 31, 2022, and in those documents that 7GC has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither 7GC nor Banzai presently know or that 7GC and Banzai currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect 7GC’s and Banzai’s expectations, plans or forecasts of future events and views as of the date of this Current Report. 7GC and Banzai anticipate that subsequent events and developments will cause 7GC’s and Banzai’s assessments to change. However, while 7GC and Banzai may elect to update these forward-looking statements at some point in the future, 7GC and Banzai specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing 7GC’s and Banzai’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information for Investors and Stockholders

The Business Combination will be submitted to stockholders of 7GC for their consideration and approval at a special meeting of stockholders. 7GC and Banzai will prepare a registration statement on Form S-4 (the “Registration Statement”) to be filed with the SEC by 7GC, which will include preliminary and definitive proxy statements to be distributed to 7GC’s stockholders in connection with 7GC’s solicitation for proxies for the vote by 7GC’s stockholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to 7GC’s stockholders and certain of Banzai’s equityholders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, 7GC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the Business Combination. 7GC’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with 7GC’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about 7GC, Banzai and the Business Combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by 7GC, without charge, at the SEC’s website located at www.sec.gov. Copies of these filings may be obtained free of charge on 7GC’s “SEC Filings” website at www.7gc.holdings/sec-filings or by directing a request to info@7gc.co.

Participants in the Solicitation

7GC and Banzai and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of 7GC’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding 7GC’s directors and executive officers in 7GC’s filings with the SEC, including 7GC’s Annual Report on Form 10-K filed with the SEC on March 31, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to 7GC’s stockholders in connection with the Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of 7GC’s stockholders generally, will be set forth in the Registration Statement. Stockholders, potential investors, and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

This Current Report is not a substitute for the Registration Statement or for any other document that 7GC may file with the SEC in connection with the potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by 7GC through the website maintained by the SEC at www.sec.gov.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

7GC & Co. Holdings Inc.

Date: August 7, 2023	By:	/s/ Jack Leeney
	Name:	Jack Leeney
	Title:	Chairman and Chief Executive Officer

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